Exhibit 99.1

Editorial Contact:	Investor Contact:
Mary Camarata	Marshall Mohr
Adaptec, Inc.	Adaptec, Inc.
408-957-1630	408-957-6773
mary_camarata@adaptec.com	marshall_mohr@adaptec.com

ADAPTEC REPORTS THIRD QUARTER FY 2006 RESULTS

•                  Q3 Net Revenue from continuing operations: $77.8 million

•                  Q3 Income(loss) from continuing operations: ($2.6) million GAAP; $3.3 million Non-GAAP

MILPITAS, Calif. – January 31, 2006 - Adaptec, Inc. (NASDAQ: ADPT), a global leader in storage solutions, today reported financial results for the third quarter of its fiscal year of 2006, which ended on December 31, 2005.

Net revenue for the Company’s continuing operations for the third quarter of fiscal 2006 was $77.8 million, compared with $84.9 million for the second quarter of fiscal 2006 and $93.5 million for the third quarter of 2005.

The loss from continuing operations, computed on a generally accepted accounting principles (GAAP) basis, for the third quarter of fiscal 2006 was ($2.6) million or ($0.02) per share compared with ($96.0) million or ($0.85) per share for the second quarter of fiscal 2006 and GAAP net income from continuing operations of $17.0 million or $0.13 per share for the third quarter of fiscal 2005.  Included in the fiscal second quarter of 2006 net loss was the total impairment of goodwill of $90.6 million and a loss on the sale of the IBM I&P Series business of $7.0 million. The non-GAAP net income for continuing operations for the third quarter of fiscal 2006 was $3.3 million or $0.03 per share compared with a non-GAAP net loss of ($3.1) million or ($0.03) per share for the second quarter of fiscal 2006 and non-GAAP net loss of ($0.9) million or ($0.01) per share for the third quarter of fiscal 2005.

The GAAP net loss for the third quarter of fiscal 2006 was ($3.3) million or ($0.03) per share compared with a net loss of ($105.8) million or ($0.94) per share for the second quarter of fiscal 2006 and a net income of $22.5 million or $0.17 per share for the third quarter of fiscal 2005.  The non-GAAP net income for the third quarter of fiscal 2006 was $1.3 million or $0.01 per share compared with a non-GAAP net loss of ($1.5) million or ($0.01) per share for the second quarter of fiscal 2006 and a non-GAAP net loss of ($3.5) million or ($0.03) per share for the third quarter of fiscal 2005. A complete reconciliation between GAAP and non-GAAP information referred to in this release is provided in the attached tables.

The Company indicated that its improved performance during the third fiscal quarter is primarily attributed to favorable component costs, reduced operating costs and one-time benefits associated with the renegotiation of an OEM supply agreement.

“The actions taken over the past six months have created a better long-term operating business model for Adaptec,” said S. “Sundi” Sundaresh, president and CEO of Adaptec.  “We are continuing to make strides in bringing the company back to profitability, including the modification of an OEM system supply contract, outsourcing our manufacturing operations to Sanmina-SCI and reducing our operating expenses which resulted in a strengthened cash position. We feel confident that the actions we are taking now and in our fourth quarter will position Adaptec for an improved fiscal 2007.”

Conference Call

The Adaptec third quarter 2006 earnings conference call is scheduled for 1:45 p.m. Pacific Time on January 31, 2006. Individuals may participate via webcast by visiting www.adaptec.com/investor 15 minutes prior to the call. A telephone replay will be made accessible for one week, at (800) 642-1687 (domestic) or (706) 645-9291 (international) with ID#3821188. A webcast replay will also be available via the Adaptec Web site at www.adaptec.com/investor.

Safe Harbor Statement

This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. Forward-looking statements include statements regarding future events or the future performance of Adaptec. These forward-looking statements are based on current expectations, forecasts and assumptions and involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. These risks include: identifying potential buyers for the Systems business; market demand for RAID products; difficulty in forecasting the volume and timing of customer orders; reduced demand in the server, network storage and desktop computer markets; our target markets’ failure to accept, or delay in accepting, network storage and other advanced storage solutions, including our SAS, SATA and iSCSI lines of products; decline in consumer acceptance of our current products; the timing and volume of orders by OEM customers for storage products; our ability to control and manage costs associated with the delivery of new products; and the adverse effects of the intense competition we face in our business. For a more complete discussion of risks related to our business, reference is made to the section titled “Risk Factors” included in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, on file with the Securities and Exchange Commission. Adaptec assumes no obligation to update any forward looking information that is included in this release.

About Adaptec

Adaptec, Inc. (NASDAQ: ADPT) provides trusted storage solutions that reliably move, manage, and protect critical data and digital content. Adaptec’s software and hardware-based solutions are delivered through leading Original Equipment Manufacturers (OEMs) and channel partners to provide storage connectivity, data protection, and networked storage to enterprises, government organizations, medium and small businesses, and consumers worldwide. Adaptec is an S&P Small Cap 600 Index member. More information is available at www.adaptec.com.

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Adaptec, Inc.

GAAP Condensed Consolidated Statements of Operations and

Reconciliation of GAAP to Non-GAAP Operating Results (*)

(unaudited)

	Three-Month Period Ended
	December 31, 2005				December 31, 2004
	GAAP	Adjustments		Non-GAAP	GAAP	Adjustments		Non-GAAP
	(in thousands, except per share amounts)

Net revenues	$77,831	$—		$77,831	$93,473	$—		$93,473
Cost of revenues	48,857	—		48,857	59,577	—		59,577
Gross profit	28,974	—		28,974	33,896	—		33,896
Operating expenses:
Research and development	14,404	(52	)(a)	14,352	21,293	(339	)(b)	20,954
Selling, marketing and administrative	15,739	(73	)(a)	15,666	17,785	(372	)(b)	17,413
Amortization of acquisition-related intangible assets	1,689	(1,689	)(c)	—	2,182	(2,182	)(d)	—
Restructuring charges	2,587	(2,587	)(e)	—	2,228	(2,228	)(e)	—
Other charges	1,472	(1,472	)(f)	—	(2,755)	2,755	(g)	—
Total operating expenses	35,891	(5,873)		30,018	40,733	(2,366)		38,367
Loss from continuing operations	(6,917)	5,873		(1,044)	(6,837)	2,366		(4,471)
Interest and other income	4,479	—		4,479	3,097	442	(h)	3,539
Interest expense	(758)	—		(758)	(1,083)	—		(1,083)
Income (loss) from continuing operations before income taxes	(3,196)	5,873		2,677	(4,823)	2,808		(2,015)
Benefit from income taxes	(582)	(52	)(i)	(634)	(21,788)	20,710	(j)	(1,078)

Income (loss) from continuing operations	(2,614)	5,925		3,311	16,965	(17,902)		(937)
Discontinued operations:
Income (loss) from discontinued operations, net of taxes	(4,149)	2,102	(k)	(2,047)	5,524	(8,121	)(k)	(2,597)
Income from disposal of discontinued operations, net of taxes	3,502	(3,502	)(k)	—	—	—		—
Income (loss) from discontinued operations, net of taxes	(647)	(1,400)		(2,047)	5,524	(8,121)		(2,597)
Net income (loss)	$(3,261)	$4,525		$1,264	$22,489	$(26,023)		$(3,534)

Net income (loss) per common share:
Basic
Continuing operations	$(0.02)			$0.03	$0.15			$(0.01)
Discontinued operations	$(0.01)			$(0.02)	$0.05			$(0.02)
Net income (loss)	$(0.03)			$0.01	$0.20			$(0.03)
Diluted
Continuing operations	$(0.02)			$0.03	$0.13			$(0.01)
Discontinued operations	$(0.01)			$(0.02)	$0.04			$(0.02)
Net income (loss)	$(0.03)			$0.01	$0.17			$(0.03)

Shares used in computing net income (loss) per share:
Basic	113,531	—		113,531	111,136	—		111,136
Diluted	113,531	21,130	(l)	134,661	134,517	(23,381	)(m)	111,136

Adaptec, Inc.

GAAP Condensed Consolidated Statements of Operations and

Reconciliation of GAAP to Non-GAAP Operating Results (*)

(unaudited)

	Nine-Month Period Ended
	December 31, 2005				December 31, 2004
	GAAP	Adjustments		Non-GAAP	GAAP	Adjustments		Non-GAAP
	(in thousands, except per share amounts)

Net revenues	$236,731	$—		$236,731	$292,299	$—		$292,299
Cost of revenues	156,442	(15	)(n)	156,427	164,912	—		164,912
Gross profit	80,289	15		80,304	127,387	—		127,387
Operating expenses:
Research and development	47,254	(89	)(n)	47,165	68,237	(1,677	)(o)	66,560
Selling, marketing and administrative	49,717	(1,049	)(n)	48,668	55,044	(2,499	)(o)	52,545
Amortization of acquisition-related intangible assets	5,466	(5,466	)(c)	—	7,070	(7,070	)(d)	—
Restructuring charges	3,105	(3,105	)(e)	—	4,975	(4,975	)(e)	—
Goodwill impairment	90,602	(90,602	)(p)	—	—	—		—
Other charges	1,472	(1,472	)(f)	—	(2,755)	2,755	(g)	—
Total operating expenses	197,616	(101,783)		95,833	132,571	(13,466)		119,105

Income (loss) from continuing operations	(117,327)	101,798		(15,529)	(5,184)	13,466		8,282
Interest and other income	12,610	101	(q)	12,711	8,599	1,692	(h)	10,291
Interest expense	(2,598)	—		(2,598)	(3,350)	—		(3,350)
Income (loss) from continuing operations before income taxes	(107,315)	101,899		(5,416)	65	15,158		15,223
Provision for (benefit from) income taxes	3,206	867	(i)	4,073	(31,463)	35,209	(j)	3,746

Income (loss) from continuing operations	(110,521)	101,032		(9,489)	31,528	(20,051)		11,477
Discontinued operations:
Loss from discontinued operations, net of taxes	(31,045)	25,975	(k)	(5,070)	(17,092)	12,195	(k)	(4,897)
Loss from disposal of discontinued operations, net of taxes	(3,474)	3,474	(k)	—	—	—		—
Loss from discontinued operations, net of taxes	(34,519)	29,449		(5,070)	(17,092)	12,195		(4,897)
Net income (loss)	$(145,040)	$130,481		$(14,559)	$14,436	$(7,856)		$6,580

Net income (loss) per common share:
Basic
Continuing operations	$(0.98)			$(0.08)	$0.29			$0.10
Discontinued operations	$(0.31)			$(0.04)	$(0.15)			$(0.04)
Net income (loss)	$(1.28)			$(0.13)	$0.13			$0.06
Diluted
Continuing operations	$(0.98)			$(0.08)	$0.25			$0.10
Discontinued operations	$(0.31)			$(0.04)	$(0.13)			$(0.04)
Net income (loss)	$(1.28)			$(0.13)	$0.12			$0.06

Shares used in computing net income (loss) per share:
Basic	112,980	—		112,980	110,429	—		110,429
Diluted	112,980	—		112,980	131,607	—		131,607

(*) To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), we use non-GAAP measures of operating results, net income/(loss) and earnings per share, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses.  These non-GAAP measures are provided to enhance the user’s overall understanding of our current financial performance and our prospects for the future.  Specifically, we believe the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that we believe are not indicative of our core operating results.  In addition, since we have historically reported non-GAAP results to the investment community, we believe the inclusion of non-GAAP numbers provides consistency in our financial reporting. Further, these non-GAAP results are one of the primary indicators management uses for assessing our performance, allocating resources and planning and forecasting future periods. The non-GAAP information is presented using consistent methodology from quarter-to-quarter and year-to-year. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.

(a) Management incentive program of $0.1 million associated with the Snap Appliance acquisition (acquired in July 2004) and deferred compensation expense related to assumed stock options associated with the Snap Appliance acquisition. These assumed options were negotiated as part of the acquisition and represent compensation over and above the amounts that we provide to these acquired employees.

(b) Management incentive program of $0.3 million associated with the Snap Appliance acquisition and deferred compensation expense related to assumed stock options of $0.4 million associated with the Platys (acquired in August 2001) and Snap Appliance acquisitions.

(c) Amortization of acquisition-related intangible assets, primarily core and existing technologies, patents and customer relationships intangible assets, related to the acquisitions of Platys, Eurologic (acquired in April 2003), ICP vortex (acquired in June 2003), Elipsan (acquired in February 2004), and the IBM i/p Series RAID business (acquired in June 2004).

(d) Amortization of acquisition-related intangible assets, primarily core and existing technologies, patents and customer relationships intangible assets, related to the acquisitions of Platys, Eurologic, ICP vortex and Elipsan.

(e) Restructuring expense primarily related to (i) activities under the third quarter of fiscal 2006 restructuring plan to simplify our infrastructure by reducing headcount and consolidating facilities as well as adjustments made to previous restructuring plans in the first, second and third quarters of fiscal 2006 and (ii) to activities under the first, second and third quarter of fiscal 2005 restructuring plans to reduce headcount, consolidate facilities and other actions related to the Snap Appliance acquisition as well as adjustments made to previous restructuring plans in the second and third quarters of fiscal 2005.

(f) Loss on the sale of our Singapore manufacturing assets, buildings and improvements and inventory.

(g) Gain on sale of long-lived assets.

(h) Expense related to a license and release agreement to settle claims that some of our products infringed certain patents.

(i) Incremental income taxes associated with certain non-GAAP adjustments.

(j) Incremental income taxes associated with certain non-GAAP adjustments and a tax benefit from certain discrete tax events during the second and third quarter of fiscal 2005 related to the method and amount of settled tax controversies.

(k) Loss (income) from disposal of the IBM i/p Series RAID business, impairment of the IBM i/p Series RAID long-lived assets,  write-off of in-process research and development costs associated with the acquisitions of Snap Appliance and the IBM i/p Series RAID business, amortization of acquisition-related intangible assets related to the acquisitions of Platys, Eurologic, ICP vortex, Snap Appliance and the IBM i/p Series RAID business, management incentive program associated with the

Snap Appliance acquisition, deferred compensation expense related to assumed stock options associated with the Snap Appliance acquisition, cash hire-on payments associated with the IBM i/p Series RAID business acquisition, and incremental income taxes associated with certain GAAP and non-GAAP adjustments. Amounts are summarized below:

(in millions)	Three-month ended December 31, 2005	Three-month ended December 31, 2004	Nine-month ended December 31, 2005	Nine-month ended December 31, 2004	Three-month ended September 30, 2005

Impairment of the IBM i/p Series RAID Business	$—	$—	$15.5	$—	$—
Write-off of in-process research and development	—	—	—	5.2	—
Acquisition-related intangible assets	—	2.9	5.2	6.1	2.3
Management incentive program	0.8	1.1	3.5	2.1	2.0
Deferred compensation expense	0.2	0.3	1.3	0.5	1.0
Cash hire-on payments	—	—	—	0.6	—
Loss (gain) from disposal of IBM i/p Series RAID	(3.5)	—	3.5	—	7.0
Income taxes	1.1	(12.4)	0.5	(2.3)	(0.9)
Total	$(1.4)	$(8.1)	$29.5	$12.2	$11.4

(l) Anti-dilutive effect of employee options and 3/4% convertible notes.

(m) Dilutive effect of employee options, 3/4% convertible notes and 3% convertible notes.

(n) Management incentive program of $0.9 million associated with the Snap Appliance acquisition and deferred compensation expense related to assumed stock options of $0.2 million associated with the Platys and Snap Appliance acquisitions.

(o) Management incentive program of $2.2 million associated with the Snap Appliance acquisition, deferred compensation expense related to assumed stock options of $2.0 million associated with the Platys and Snap Appliance acquisitions.

(p) Impairment of goodwill.

(q) Loss on repurchase of 3% convertible notes.

(r) Management incentive program of $0.2 million associated with the Snap Appliance acquisition and deferred compensation expense related to assumed stock options of $0.1 million associated with the Platys and Snap Appliance acquisitions.

Adaptec, Inc.

Summary Balance Sheet and Cash Flow Data

(unaudited)

Balance Sheet Data

	As of
	December 31, 2005	March 31, 2005	December 31, 2004
	(in thousands)

Cash, cash equivalents and marketable securities	$532,306	$526,556	$517,176
Accounts receivable, net	57,086	70,159	87,488
Inventories	22,441	60,204	56,650
Goodwill and other intangible assets	21,739	170,943	246,718
Other assets	61,732	135,644	208,452
Assets held for sale	22,583	—	—
Assets from discontinued operations	30,481	—	—
Total assets	$748,368	$963,506	$1,116,484

Current liabilities	135,043	177,644	164,952
Liabilities from discontinued operations	5,336	—	—
Convertible notes and other long-term obligations	240,648	275,539	285,464
Stockholders’ equity	367,341	510,323	666,068
Total liabilities and stockholders’ equity	$748,368	$963,506	$1,116,484

Cash Flow Data

	Three-Month Period Ended
	December 31, 2005	September 30, 2005	December 31, 2004
	(in thousands)

Net income (loss) from continuing operations	$(2,614)	$(95,993)	$16,965
Adjustments to reconcile income (loss) from continuing operations to net cash provided by (used for) operations:
Non-cash P&L items:
Goodwill impairment	—	90,602	—
Loss (gain) on sale of long-lived assets	1,472	—	(2,755)
Stock-based compensation	20	77	829
Non-cash effect of tax settlement	—	—	(21,941)
Loss on repurchase of 3% convertible notes	—	16	—
Depreciation and amortization	6,340	6,576	9,257
Other items	507	(262)	(187)
Changes in assets and liabilities	11,913	4,679	(2,040)
Net cash provided by operating activities of continuing operations	17,638	5,695	128
Net cash provided by (used for) operating activities of discontinued operations	2,109	5,995	(16,089)
Net cash provided by (used for) operating activities	$19,747	$11,690	$(15,961)

Other significant cash flow activities:
Proceeds from the sale of business	24,126	—	—
Repurchase of 3% convertible notes	—	(4,343)	—

Adaptec, Inc.

GAAP Condensed Consolidated Statements of Operations and

Reconciliation of GAAP to Non-GAAP Operating Results (*)

(unaudited)

	Three-Month Period Ended September 30, 2005
	GAAP	Adjustments		Non-GAAP
	(in thousands, except per share amounts)

Net revenues	$84,937	$—		$84,937
Cost of revenues	56,171	(15	)(r)	56,156
Gross profit	28,766	15		28,781
Operating expenses:
Research and development	16,197	(54	)(r)	16,143
Selling, marketing and administrative	16,612	(208	)(r)	16,404
Amortization of acquisition-related intangible assets	1,761	(1,761	)(d)	—
Restructuring charges	478	(478	)(e)	—
Goodwill impairment	90,602	(90,602	)(p)	—
Total operating expenses	125,650	(93,103)		32,547
Loss from continuing operations	(96,884)	93,118		(3,766)
Interest and other income	4,523	15	(q)	4,538
Interest expense	(868)	—		(868)
Loss from continuing operations before income taxes	(93,229)	93,133		(96)
Provision for income taxes	2,764	275	(i)	3,039
Loss from continuing operations	(95,993)	92,858		(3,135)
Discontinued operations:
Income (loss) from discontinued operations, net of taxes	(2,837)	4,434	(k)	1,597
Loss from disposal of discontinued operations, net of taxes	(6,976)	6,976	(k)	—
Income (loss) from discontinued operations, net of taxes	(9,813)	11,410		1,597
Net loss	$(105,806)	$104,268		$(1,538)

Net loss per common share:
Basic
Continuing operations	$(0.85)			$(0.03)
Discontinued operations	$(0.09)			$0.01
Net loss	$(0.94)			$(0.01)
Diluted
Continuing operations	$(0.85)			$(0.03)
Discontinued operations	$(0.09)			$0.01
Net loss	$(0.94)			$(0.01)

Shares used in computing net loss per share:
Basic	112,965	—		112,965
Diluted	112,965	—		112,965

Please see the footnotes accompanying the Condensed Consolidated Statement of Operations for the three- and nine-month period ended December 31, 2005 and 2004 for an explanation of the footnotes referred to in the table above.